Exhibit 99.1

Landmark Infrastructure Partners LP Reports Second Quarter 2016 Results; Reports Year-Over-Year Revenue Growth of 77%

El Segundo, California, August 2, 2016 (GLOBE NEWSWIRE) –  Landmark Infrastructure Partners LP (the “Partnership,” “we,” “us” or “our”) (Nasdaq: LMRK) today announced its second quarter 2016 financial results.

Highlights:

•	Reported Q2 2016 revenue of $7.8 million, a 77% increase year-over-year;
•	Reported Q2 2016 net loss of $0.4 million, EBITDA of $4.6 million, and Adjusted EBITDA of $7.2 million, an 81% increase in Adjusted EBITDA year-over-year;
•	Reported Q2 2016 distributable cash flow of $4.7 million, a 58% increase year-over-year;
•	On August 1, the Partnership acquired a portfolio of 59 tenant sites from its sponsor, Landmark Dividend LLC (“Landmark”), for total consideration of $24.4 million;
•

Assets under management with affiliates of Landmark increased to more than 930 assets as of June 30, 2016, including greater than 820 assets that are subject to the Partnership’s right of first offer (ROFO);

•	On April 15, the Partnership completed its first third-party acquisition with units through the Partnership’s unit exchange program (UEP);
•

On June 16, the Partnership completed its first fixed rate debt placement through a securitization at a fixed rate of 4.27%, creating approximately $112 million of open capacity under its revolving credit facility;

•	On April 4, the Partnership completed the issuance of 8% Series A preferred units; and
•	Announced a quarterly distribution of $0.3325 per common unit, representing year-over-year distribution growth of 8.1%;
•	Announced an initial quarterly distribution of $0.5611 per Series A preferred unit;
•	Maintained an occupancy rate of 97%.

Second Quarter and Six Months 2016 Results

Revenue for the quarter ended June 30, 2016 increased 77% to $7.8 million compared to the second quarter of 2015.  Net loss attributable to common and subordinated unitholders for the second quarter was $0.4 million, or ($0.02) per basic and diluted common unit.  EBITDA (earnings before interest, income taxes, depreciation and amortization) for the quarter ended June 30, 2016 increased 34% to $4.6 million compared to the second quarter of 2015.  The net loss and EBITDA amounts include the impact from $1.8 million of unrealized loss on interest rate swaps.  Adjusted EBITDA for the quarter ended June 30, 2016 increased 81% to $7.2 million compared to the second quarter of 2015, and distributable cash flow increased 58% to $4.7 million compared to the second quarter of 2015.

For the six months ended June 30, 2016, the Partnership reported revenue of $15.6 million, net loss attributable to common and subordinated unitholders of $0.8 million, or ($0.05) per basic and diluted common unit.  The Partnership reported EBITDA of $8.6 million, Adjusted EBITDA of $14.5 million, and distributable cash flow of $9.8 million in the six month period ending June 30, 2016.  The net loss and EBITDA amounts include the impact from $4.9 million of unrealized loss on interest rate swaps and $0.4 million of gain on sale of real property interests.

“We are excited to announce another quarter of solid financial and operating performance,” said Tim Brazy, the Chief Executive Officer of the Partnership’s general partner.  “We continue to see very strong acquisition activity at Landmark, and with the capacity created under our revolving credit facility through the securitization completed in June, we are focused on completing the $200 to $300 million in acquisitions for 2016 that we have previously provided in our guidance.”

Quarterly Distribution

As previously announced, on July 27, 2016, the Board of Directors of the Partnership’s general partner declared a cash distribution of $0.3325 per common unit, or $1.33 per common unit on an annualized basis, for the quarter ended June 30, 2016.  This quarter’s cash distribution, which represents a 15.7% increase over the minimum quarterly distribution and a 0.8% increase compared to the first quarter 2016 distribution of $0.33 per unit, marks the sixth consecutive quarter that the Partnership has increased its quarterly cash distribution since its IPO in November 2014.  The distribution is payable on August 15, 2016 to common unitholders of record as of August 8, 2016.

As previously announced, on June 16, 2016, the Board of Directors of the Partnership’s general partner declared an initial quarterly cash distribution of $0.5611 per Series A preferred unit, which was paid on July 15, 2016 to unitholders of Series A preferred units of record as of July 1, 2016.

Capital and Liquidity

As of June 30, 2016, the Partnership had $106.0 million of outstanding borrowings under its revolving credit facility (the “Facility”) and $144.0 million of undrawn borrowing capacity under the Facility, subject to compliance with certain covenants.

On June 16, 2016, LMRK Issuer Co. (the “Issuer”), a wholly-owned subsidiary of the Partnership, issued $116.6 million aggregate principal amount of Secured Tenant Site Contract Revenue Notes, Series 2016-1 (the “Notes”) consisting of two classes of notes.  The Notes are secured by and payable solely from the assets and cash flow generated by a portfolio of real property interests leased to companies in the wireless communication industry.  The Notes have an effective weighted average fixed interest rate of 4.27%.

Through its at-the-market (“ATM”) issuance programs, the Partnership issued 220,202 common units and 63,657 preferred units for net proceeds of approximately $3.6 million and $1.6 million, respectively, from the beginning of the second quarter through July.

Guidance

The Partnership’s sponsor, Landmark, has expressed its intent to offer us the right to purchase assets in the range of $200 million to $300 million in total over the remainder of 2016.  These expected acquisitions, combined with organic portfolio growth expected from contractual rent escalators, leasing activity and revenue sharing arrangements, are expected to drive distribution growth of 10% to 15% over the fourth quarter 2015 distribution of $0.325 per common unit by the fourth quarter 2016 (distribution to be paid in February 2017).

Conference Call Information

The Partnership will hold a conference call on Tuesday, August 2, 2016, at 12:00 p.m. Eastern Time (9:00 a.m. Pacific Time) to discuss its second quarter 2016 financial and operating results.  The call can be accessed via a live webcast at http://edge.media-server.com/m/p/its4h55h, or by dialing 877-930-8063 in the U.S. and Canada.  Investors outside of the U.S. and Canada should dial 253-336-7764.  The passcode for both numbers is 51268928.

A webcast replay will be available approximately two hours after the completion of the conference call through August 2, 2017 at http://investor.landmarkmlp.com/phoenix.zhtml?c=253802&p=irol-calendar.  The replay is also available through August 11, 2016 by dialing 855-859-2056 or 404-537-3406 and entering the access code 51268928.

About Landmark Infrastructure Partners LP

The Partnership is a growth-oriented master limited partnership formed to acquire, own and manage a portfolio of real property interests that the Partnership leases to companies in the wireless communication, outdoor advertising and renewable power generation industries.  Headquartered in El Segundo, California, the Partnership owns and manages a diversified portfolio of real property interests, which include long-term and perpetual easements, tenant lease assignments and, to a lesser extent, fee simple properties, located in 49 states, the District of Columbia and Australia.  As of June 30, 2016, the Partnership’s portfolio consisted of 1,450 tenant sites.

Non-GAAP Financial Measures

We define EBITDA as net income before interest, income taxes, depreciation and amortization, and we define Adjusted EBITDA as EBITDA before unrealized and realized gain or loss on derivatives, loss on early extinguishment of debt, gain on sale of real property interests, straight line rent adjustments, amortization of above and below market rents, impairments, acquisition-related expenses, unit-based compensation, and the capital contribution to fund our general and administrative expense reimbursement.  We define distributable cash flow as Adjusted EBITDA less cash interest paid, current cash income tax paid, preferred distributions paid and maintenance capital expenditures.  Distributable cash flow will not reflect changes in working capital balances. We believe that to understand our performance further, EBITDA, Adjusted EBITDA and distributable cash flow should be compared with our reported net income (loss) and net cash provided by operating activities in accordance with generally accepted accounting principles in the United States (“GAAP”), as presented in our combined financial statements.

EBITDA, Adjusted EBITDA and distributable cash flow are non-GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	our operating performance as compared to other publicly traded limited partnerships, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;
•	the ability of our business to generate sufficient cash to support our decision to make distributions to our unitholders;
•	our ability to incur and service debt and fund capital expenditures; and
•	the viability of acquisitions and the returns on investment of various investment opportunities.

We believe that the presentation of EBITDA, Adjusted EBITDA and distributable cash flow provides information useful to investors in assessing our financial condition and results of operations.  The GAAP measures most directly comparable to EBITDA, Adjusted EBITDA and distributable cash flow are net income (loss) and net cash provided by operating activities.  EBITDA, Adjusted EBITDA and distributable cash flow should not be considered as an alternative to GAAP net income (loss), net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.  Each of EBITDA, Adjusted EBITDA and distributable cash flow has important limitations as analytical tools because they exclude some, but not all, items that affect net income (loss) and net cash provided by operating activities, and these measures may vary from those of other companies.  You should not consider EBITDA, Adjusted EBITDA and distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP.  As a result, because EBITDA, Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, EBITDA, Adjusted EBITDA and distributable cash flow as presented below may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.  For a reconciliation of EBITDA, Adjusted EBITDA and distributable cash flow to the most comparable financial measures calculated and presented in accordance with GAAP, please see the “Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow” table below.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of federal securities laws.  These statements discuss future expectations, contain projections of results of operations or of financial condition or state other forward-looking information.  You can identify forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “project,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes.  These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Partnership’s control and are difficult to predict.  These statements are often based upon various assumptions, many of which are based, in turn, upon further assumptions, including examination of historical operating trends made by the management of the Partnership.  Although the Partnership believes that these assumptions were reasonable when made, because assumptions are inherently subject to significant uncertainties and contingencies, which are difficult or impossible to predict and are beyond its control, the Partnership cannot give assurance that it will achieve or accomplish these expectations, beliefs or intentions.  Examples of forward-looking statements in this press release include the payment of our quarterly distribution, the discussion of potential acquisitions from our sponsor, and our expected distribution growth.

When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Partnership’s filings with the U.S. Securities and Exchange Commission, including the Partnership’s annual report on Form 10-K for the year ended December 31, 2015.  These risks could cause the Partnership’s actual results to differ materially from those contained in any forward-looking statement.

CONTACT:Marcelo Choi

Vice President, Investor Relations

(310) 598-3173

ir@landmarkmlp.com

Landmark Infrastructure Partners LP

Consolidated and Combined Statements of Operations

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015(1)	2016	2015(1)
Revenue
Rental revenue	$7,597,490	$6,447,809	$15,198,224	$12,471,935
Interest income on receivables	249,187	196,966	531,587	404,276
Total revenue	7,846,677	6,644,775	15,729,811	12,876,211
Expenses
Management fees to affiliate	—	75,672	—	151,752
Property operating	67,028	10,098	72,055	11,782
General and administrative	1,041,870	661,004	2,144,591	1,644,989
Acquisition-related	262,885	731,665	334,965	1,954,982
Amortization	2,239,712	1,717,840	4,244,868	3,256,222
Impairments	—	514,300	—	3,276,736
Total expenses	3,611,495	3,710,579	6,796,479	10,296,463
Other income and expenses
Interest expense	(2,367,026)	(2,045,883)	(4,714,516)	(3,932,603)
Unrealized gain (loss) on derivatives	(1,802,739)	412,760	(4,850,856)	(459,737)
Gain on sale of real property interests	—	9,524	373,779	82,026
Total other income and expenses	(4,169,765)	(1,623,599)	(9,191,593)	(4,310,314)
Net income (loss)	$65,417	$1,310,597	$(258,261)	$(1,730,566)
Less: Net income attributable to Predecessor(1)	37,644	201,981	141,593	52,481
Net income (loss) attributable to limited partners	27,773	1,108,616	(399,854)	(1,783,047)
Less: Distributions declared to preferred unitholders	(382,222)	—	(382,222)	—
Less: General Partner's incentive distribution rights	(5,059)	—	(5,059)	—
Net income (loss) attributable to common and subordinated unitholders	$(359,508)	$1,108,616	$(787,135)	$(1,783,047)
Net income (loss) per limited partner unit
Common units – basic and diluted	$(0.02)	$0.16	$(0.05)	$(0.16)
Subordinated units – basic and diluted	$(0.03)	$0.05	$(0.06)	$(0.30)
Weighted average limited partner units outstanding
Common units – basic	11,914,525	6,090,688	11,872,092	5,401,007
Common units – diluted	15,049,634	6,090,688	15,007,201	5,401,007
Subordinated units – basic and diluted	3,135,109	3,135,109	3,135,109	3,135,109
Other Data:
Total leased tenant sites (end of period)	1,405	1,339	1,405	1,339
Total available tenant sites (end of period)	1,450	1,357	1,450	1,357

(1)

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Partnership completed one and eight drop-down acquisitions, respectively, (the “Drop-down Assets”) from our sponsor Landmark Dividend LLC and affiliates  (collectively “Landmark”). Since the entities are under common control, the assets and liabilities acquired are recorded at Landmark’s historical cost, with financial statements for prior periods retroactively adjusted to furnish comparative information. Financial information prior to the closing of each transaction has been retroactively adjusted for the Drop-down Assets. These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership’s  Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 filed with the Securities and Exchange Commission on August 2, 2016 and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on February 16, 2016.

Landmark Infrastructure Partners LP

Consolidated and Combined Balance Sheets

 (Unaudited)

	June 30, 2016	December 31, 2015(1)
Assets
Land	$12,041,723	$12,041,723
Real property interests	358,803,767	358,074,190
Total land and real property interests	370,845,490	370,115,913
Accumulated amortization of real property interests	(17,757,074)	(14,114,307)
Land and net real property interests	353,088,416	356,001,606
Investments in receivables, net	11,970,843	12,135,786
Cash and cash equivalents	5,730,294	1,984,468
Restricted cash	955,000	—
Rent receivables, net	1,032,605	952,427
Due from Landmark and affiliates	1,198,779	2,205,853
Deferred loan costs, net	2,715,749	3,089,894
Deferred rent receivable	749,960	675,769
Other intangible assets, net	9,938,233	10,752,238
Other assets	233,341	1,206,949
Total assets	$387,613,220	$389,004,990
Liabilities and equity
Revolving credit facility	$106,000,000	$233,000,000
Secured notes, net	112,641,184	—
Accounts payable and accrued liabilities	2,940,586	1,683,062
Other intangible liabilities, net	11,166,736	12,001,093
Prepaid rent	2,929,239	2,980,621
Derivative liabilities	5,587,087	736,231
Total liabilities	241,264,832	250,401,007
Commitments and contingencies
Equity
Series A cumulative redeemable preferred units, 800,000 and zero units issued and outstanding at June 30, 2016 and December 31, 2015, respectively	17,832,324	—
Common units, 12,066,101 and 11,820,144 units issued and outstanding at June 30, 2016 and December 31, 2015, respectively	174,260,628	179,045,366
Subordinated units, 3,135,109 units issued and outstanding	23,700,724	25,941,274
Landmark Infrastructure Partners Predecessor	—	5,248,510
General Partner	(69,445,288)	(71,631,167)
Total equity	146,348,388	138,603,983
Total liabilities and equity	$387,613,220	$389,004,990

(1)

Financial information prior to the closing of the drop-down transactions has been retroactively adjusted for certain assets acquired from Landmark during the three and six months ended June 30, 2016 and during the year ended December 31, 2015. These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on February 16, 2016.

Landmark Infrastructure Partners LP

Real Property  Interest Table

	Available Tenant		Leased Tenant
	Sites(1)		Sites
			Average			Average		Average
			Remaining			Remaining		Monthly		Percentage
	Number of		Property			Lease	Tenant Site	Effective Rent	Quarterly	of Quarterly
	Infrastructure		Interest			Term	Occupancy	Per Tenant	Rental	Rental
Real Property Interest	Locations(1)	Number	(Years)		Number	(Years)(2)	Rate(3)	Site(4)(5)	Revenue(6)	Revenue(6)
Tenant Lease Assignment with Underlying Easement
Wireless Communication	722	941	78.2	(7)	910	23.6			$4,982,126	66%
Outdoor Advertising	249	306	89.2	(7)	300	13.2			1,233,316	16%
Renewable Power Generation	6	8	33.7	(7)	8	30.0			48,667	1%
Subtotal	977	1,255	80.5	(7)	1,218	21.1			$6,264,109	83%
Tenant Lease Assignment only(8)
Wireless Communication	108	153	53.6		145	17.9			$998,003	13%
Outdoor Advertising	10	10	80.4		10	14.4			65,111	1%
Subtotal	118	163	55.2		155	17.7			$1,063,114	14%
Tenant Lease on Fee Simple
Wireless Communication	8	15	99.0	(7)	15	12.8			$89,367	1%
Outdoor Advertising	12	13	99.0	(7)	13	9.3			62,990	1%
Renewable Power Generation	4	4	99.0	(7)	4	30.0			117,910	1%
Subtotal	24	32	99.0	(7)	32	13.5			$270,267	3%
Total	1,119	1,450	78.1	(9)	1,405	20.5			$7,597,490	100%
Aggregate Portfolio
Wireless Communication	838	1,109	75.1		1,070	22.6	96%	$1,785	$6,069,496	80%
Outdoor Advertising	271	329	89.3		323	13.1	98%	1,417	1,361,417	18%
Renewable Power Generation	10	12	33.7		12	30.0	100%	4,654	166,577	2%
Total	1,119	1,450	78.1	(9)	1,405	20.5	97%	$1,725	$7,597,490	100%

(1)

“Available Tenant Sites” means the number of individual sites that could be leased. For example, if we have an easement on a single rooftop, on which three different tenants can lease space from us, this would be counted as three “tenant sites,” and all three tenant sites would be at a single infrastructure location with the same address.

(2)

Assumes the exercise of all remaining renewal options of tenant leases. Assuming no exercise of renewal options, the average remaining lease terms for our wireless communication, outdoor advertising, renewable power generation and aggregate portfolios as of June 30, 2016 were 5.4, 7.9, 21.0 and 6.0 years, respectively.

(3)	Represents the number of leased tenant sites divided by the number of available tenant sites.
(4)	Occupancy and average monthly effective rent per tenant site are shown only on an aggregate portfolio basis by industry.
(5)	Represents total monthly revenue excluding the impact of amortization of above and below market lease intangibles divided by the number of leased tenant sites.
(6)	Represents GAAP rental revenue recognized under existing tenant leases for the three months ended June 30, 2016. Excludes interest income on receivables.
(7)	Fee simple ownership and perpetual easements are shown as having a term of 99 years for purposes of calculating the average remaining term.
(8)

Reflects “springing lease agreements” whereby the cancellation or nonrenewal of a tenant lease entitles us to enter into a new ground lease with the property owner (up to the full property interest term) and a replacement tenant lease. The remaining lease assignment term is, therefore, equal to or longer than the remaining lease term. Also represents properties for which the “springing lease” feature has been exercised and has been replaced by a lease for the remaining lease term.

(9)	Excluding perpetual ownership rights, the average remaining property interest term on our tenant sites is approximately 66 years.

Landmark Infrastructure Partners LP

Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow

(Unaudited)

	Three Months Ended June 30,		Six months ended June 30,
	2016	2015(1)	2016	2015(1)
Reconciliation of EBITDA and Adjusted EBITDA to Net Income (loss)
Net income (loss)	$65,417	$1,310,597	$(258,261)	$(1,730,566)
Interest expense	2,367,026	2,045,883	4,714,516	3,932,603
Amortization expense	2,239,712	1,717,840	4,244,868	3,256,222
EBITDA	$4,672,155	$5,074,320	$8,701,123	$5,458,259
Impairments	—	514,300	—	3,276,736
Acquisition-related	262,885	731,665	334,965	1,954,982
Unrealized (gain) loss on derivatives	1,802,739	(412,760)	4,850,856	459,737
Gain on sale of real property interests	—	(9,524)	(373,779)	(82,026)
Unit-based compensation	—	8,750	105,000	87,500
Straight line rent adjustments	(28,327)	(77,819)	(74,191)	(139,218)
Amortization of above- and below-market rents, net	(266,682)	(293,597)	(587,688)	(580,342)
Deemed capital contribution to fund general and administrative expense reimbursement(2)	819,016	481,053	1,618,970	1,173,925
Adjusted EBITDA	$7,261,786	$6,016,388	$14,575,256	$11,609,553
Reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow to Net Cash Provided by Operating Activities
Net cash provided by operating activities	$5,951,288	$2,849,316	$10,368,580	$6,223,033
Unit-based compensation	—	(8,750)	(105,000)	(87,500)
Unrealized gain (loss) on derivatives	(1,802,739)	412,760	(4,850,856)	(459,737)
Amortization expense	(2,239,712)	(1,717,840)	(4,244,868)	(3,256,222)
Amortization of above- and below-market rents, net	266,682	293,597	587,688	580,342
Amortization of deferred loan costs and discount on secured notes	(230,331)	(368,318)	(427,303)	(722,908)
Receivables interest accretion	4,190	3,785	22,962	19,166
Impairments	—	(514,300)	—	(3,276,736)
Gain on sale of real property interests	—	9,524	373,779	82,026
Working capital changes	(1,883,961)	350,823	(1,983,243)	(832,030)
Net income (loss)	$65,417	$1,310,597	$(258,261)	$(1,730,566)
Interest expense	2,367,026	2,045,883	4,714,516	3,932,603
Amortization expense	2,239,712	1,717,840	4,244,868	3,256,222
EBITDA	$4,672,155	$5,074,320	$8,701,123	$5,458,259
Less:
Unrealized gain on derivatives	—	(412,760)	—	—
Gain on sale of real property interests	—	(9,524)	(373,779)	(82,026)
Straight line rent adjustment	(28,327)	(77,819)	(74,191)	(139,218)
Amortization of above- and below-market rents, net	(266,682)	(293,597)	(587,688)	(580,342)
Add:
Impairments	—	514,300	—	3,276,736
Acquisition-related	262,885	731,665	334,965	1,954,982
Unrealized loss on derivatives	1,802,739	—	4,850,856	459,737
Unit-based compensation	—	8,750	105,000	87,500
Deemed capital contribution to fund general and administrative expense reimbursement(2)	819,016	481,053	1,618,970	1,173,925
Adjusted EBITDA	$7,261,786	$6,016,388	$14,575,256	$11,609,553
Less:
Expansion capital expenditures	(8,027,208)	(22,050,000)	(8,027,208)	(47,255,000)
Cash interest expense	(2,136,695)	(1,677,565)	(4,287,213)	(3,209,695)
Distributions declared to preferred unitholders	(382,222)	—	(382,222)	—
Add:
Borrowings and capital contributions to fund expansion capital expenditures	8,027,208	22,050,000	8,027,208	47,255,000
Distributable cash flow	$4,742,869	$4,338,823	$9,905,821	$8,399,858

(1)

Financial information prior to the closing of the drop-down transactions has been retroactively adjusted for certain assets acquired from Landmark during the three and six months ended June 30, 2016 and 2015. See reconciliation of operations, EBITDA, Adjusted EBITDA, and distributable cash flow for the periods presented.

(2)

Under the omnibus agreement that we entered into with Landmark at the closing of our initial public offering, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to the greater of $162,500 and 3% of our revenue during the preceding calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $80.0 million and (ii) November 19, 2019. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

Landmark Infrastructure Partners LP

Reconciliation of Operations, EBITDA, Adjusted EBITDA and Distributable Cash Flow For The Predecessor and Partnership

(Unaudited)

	For the Three Months Ended June 30,
	2016			2015(1)
	Landmark	Drop-down		Landmark	Drop-down
	Infrastructure	Assets	Consolidated	Infrastructure	Assets	Consolidated
	Partners LP	Predecessor	Results	Partners LP	Predecessor	Results
Revenue:
Rental revenue	$7,587,502	$9,988	$7,597,490	$4,205,286	$2,242,523	$6,447,809
Interest income on receivables	220,815	28,372	249,187	194,544	2,422	196,966
Total revenue	7,808,317	38,360	7,846,677	4,399,830	2,244,945	6,644,775
Expenses:
Management fees to affiliate	—	—	—	—	75,672	75,672
Property operating	67,028	—	67,028	8,894	1,204	10,098
General and administrative	1,041,870	—	1,041,870	651,071	9,933	661,004
Acquisition-related	262,885	—	262,885	173,755	557,910	731,665
Amortization	2,238,996	716	2,239,712	1,185,645	532,195	1,717,840
Impairments	—	—	—	514,300	—	514,300
Total expenses	3,610,779	716	3,611,495	2,533,665	1,176,914	3,710,579
Other income and expenses
Interest expense	(2,367,026)	—	(2,367,026)	(1,164,235)	(881,648)	(2,045,883)
Unrealized loss on derivatives	(1,802,739)	—	(1,802,739)	397,162	15,598	412,760
Gain on sale of real property interests	—	—	—	9,524	—	9,524
Total other income and expenses	(4,169,765)	—	(4,169,765)	(757,549)	(866,050)	(1,623,599)
Net income	$27,773	$37,644	$65,417	$1,108,616	$201,981	$1,310,597
Add:
Interest expense	2,367,026	—	2,367,026	1,164,235	881,648	2,045,883
Amortization expense	2,238,996	716	2,239,712	1,185,645	532,195	1,717,840
EBITDA	$4,633,795	$38,360	$4,672,155	$3,458,496	$1,615,824	$5,074,320
Less:
Unrealized gain on derivatives	—	—	—	(397,162)	(15,598)	(412,760)
Gain on sale of real property interests	—	—	—	(9,524)	—	(9,524)
Straight line rent adjustments	(27,267)	(1,060)	(28,327)	(39,518)	(38,301)	(77,819)
Amortization of above- and below-market rents	(266,682)	—	(266,682)	(198,582)	(95,015)	(293,597)
Add:
Impairments	—	—	—	514,300	—	514,300
Acquisition-related expenses	262,885	—	262,885	173,755	557,910	731,665
Unrealized loss on derivatives	1,802,739	—	1,802,739	—	—	—
Unit-based compensation	—	—	—	8,750	—	8,750
Deemed capital contribution to fund general and administrative expense reimbursement(2)	819,016	—	819,016	481,053	—	481,053
Adjusted EBITDA	$7,224,486	$37,300	$7,261,786	$3,991,568	$2,024,820	$6,016,388
Less:
Expansion capital expenditures	(8,027,208)	—	(8,027,208)	(22,050,000)	—	(22,050,000)
Cash interest expense	(2,136,695)	—	(2,136,695)	(1,009,475)	(668,090)	(1,677,565)
Distributions declared to preferred unitholders	(382,222)	—	(382,222)	—	—	—
Add:
Borrowings and capital contributions to fund expansion capital expenditures	8,027,208	—	8,027,208	22,050,000	—	22,050,000
Distributable cash flow	$4,705,569	$37,300	$4,742,869	$2,982,093	$1,356,730	$4,338,823

Annualized quarterly distribution per unit	$1.33			$1.23
Distributions to common unitholders	3,961,580			1,872,887
Distributions to Landmark Dividend – subordinated units	1,042,424			964,046
Distributions to the General Partner - incentive distribution rights	4,980			—
Total distributions	$5,008,984			$2,836,933
Excess (shortfall) of distributable cash flow over the quarterly distribution	$(303,415)			$145,160
Coverage ratio(3)	0.94x			1.05x

(1)

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Partnership completed one and eight drop-down acquisitions, respectively, from Landmark and affiliates (the “Drop-down Assets”). The assets and liabilities acquired are recorded at the historical cost of Landmark, as the transactions are between entities under common control, the statements of operations of the Partnership are adjusted retroactively as if the transactions occurred on the earliest date during which the entities were under common control. The historical financial statements have been retroactively adjusted to reflect the results of operations, financial position, and cash flows of the Drop-down Assets as if the Partnership owned the Drop-down Assets in all periods while under common control. The reconciliation presents our results of operations and financial position giving effect to the Drop-down Assets. The combined results of the Drop-down Assets prior to each transaction date are included in “Drop-down Assets Predecessor.” The consolidated results of the Drop-down Assets after each transaction date are included in “Landmark Infrastructure Partners LP.”

(2)

Under the omnibus agreement that we entered into with Landmark at the closing of the IPO, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to the greater of $162,500 and 3% of our revenue during the preceding calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $80.0 million and (ii) November 19, 2019. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

(3)	Coverage ratio is calculated as the distributable cash flow for the quarter divided by the distributions to the common and subordinated unitholders on the weighted average units outstanding.

Landmark Infrastructure Partners LP

Reconciliation of Operations, EBITDA, Adjusted EBITDA and Distributable Cash Flow For The Predecessor and Partnership

(Unaudited)

	For the Six Months Ended
	2016			2015(1)
	Landmark	Drop-down		Landmark	Drop-down
	Infrastructure	Assets	Consolidated	Infrastructure	Assets	Consolidated
	Partners LP	Predecessor	Results	Partners LP	Predecessor	Results
Revenue:
Rental revenue	$15,160,471	$37,753	$15,198,224	$7,821,715	$4,650,220	$12,471,935
Interest income	424,160	107,427	531,587	401,854	2,422	404,276
Total revenue	15,584,631	145,180	15,729,811	8,223,569	4,652,642	12,876,211
Expenses:
Management fees to affiliate	—	—	—	—	151,752	151,752
Property operating	72,055	—	72,055	8,894	2,888	11,782
General and administrative	2,144,591	—	2,144,591	1,635,056	9,933	1,644,989
Acquisition-related	334,965	—	334,965	473,353	1,481,629	1,954,982
Amortization	4,241,281	3,587	4,244,868	2,141,988	1,114,234	3,256,222
Impairments	—	—	—	3,276,736	—	3,276,736
Total expenses	6,792,892	3,587	6,796,479	7,536,027	2,760,436	10,296,463
Other income and expenses
Interest expense	(4,714,516)	—	(4,714,516)	(2,175,891)	(1,756,712)	(3,932,603)
Unrealized gain (loss) on derivatives	(4,850,856)	—	(4,850,856)	(376,724)	(83,013)	(459,737)
Gain on sale of real property interests	373,779	—	373,779	82,026	—	82,026
Total other income and expenses	(9,191,593)	—	(9,191,593)	(2,470,589)	(1,839,725)	(4,310,314)
Net income (loss)	$(399,854)	$141,593	$(258,261)	$(1,783,047)	$52,481	$(1,730,566)
Add:
Interest expense	4,714,516	—	4,714,516	2,175,891	1,756,712	3,932,603
Amortization expense	4,241,281	3,587	4,244,868	2,141,988	1,114,234	3,256,222
EBITDA	$8,555,943	$145,180	$8,701,123	$2,534,832	$2,923,427	$5,458,259
Less:
Gain on sale of real property interests	(373,779)	—	(373,779)	(82,026)	—	(82,026)
Straight line rent adjustments	(54,070)	(20,121)	(74,191)	(58,544)	(80,674)	(139,218)
Amortization of above- and below-market rents	(587,688)		(587,688)	(390,487)	(189,855)	(580,342)
Add:
Impairments	—	—	—	3,276,736	—	3,276,736
Acquisition-related expenses	334,965	—	334,965	473,353	1,481,629	1,954,982
Unrealized loss on derivatives	4,850,856	—	4,850,856	376,724	83,013	459,737
Unit-based compensation	105,000	—	105,000	87,500	—	87,500
Deemed capital contribution to fund general and administrative expense reimbursement(2)	1,618,970	—	1,618,970	1,173,925	—	1,173,925
Adjusted EBITDA	$14,450,197	$125,059	$14,575,256	$7,392,013	$4,217,540	$11,609,553
Less:
Expansion capital expenditures	(8,027,208)	—	(8,027,208)	(47,255,000)	—	(47,255,000)
Cash interest expense	(4,287,213)	—	(4,287,213)	(1,877,753)	(1,331,942)	(3,209,695)
Distributions declared to preferred unitholders	(382,222)	—	(382,222)	—	—	—
Add:
Borrowings and capital contributions to fund expansion capital expenditures	8,027,208	—	8,027,208	47,255,000	—	47,255,000
Distributable cash flow	$9,780,762	$125,059	$9,905,821	$5,514,260	$2,885,598	$8,399,858

Annualized quarterly distribution per unit	$1.33			$1.21
Distributions to common unitholders	7,865,261			3,267,609
Distributions to Landmark Dividend – subordinated units	2,077,010			1,896,741
Distributions to the General Partner - incentive distribution rights	4,980			—
Total distributions	$9,947,251			$5,164,350
Excess (shortfall) of distributable cash flow over the quarterly distribution	$(166,489)			$349,910
Coverage ratio(3)	0.98x			1.07x

(1)

The historical financial statements have been retroactively adjusted to reflect the results of operations, financial position, and cash flows of the Drop-down Assets as if the Partnership owned the Drop-down Assets in all periods while under common control. The reconciliation presents our results of operations and financial position giving effect to the Drop-down Assets. The combined results of the Drop-down Assets prior to each transaction date are included in “Drop-down Assets Predecessor.” The consolidated results of the Drop-down Assets after each transaction date are included in “Landmark Infrastructure Partners LP.”

(2)

Under the omnibus agreement that we entered into with Landmark at the closing of the IPO, we agreed to reimburse Landmark for expenses related to certain general and administrative services that Landmark will provide to us in support of our business, subject to a quarterly cap equal to the greater of $162,500 and 3% of our revenue during the preceding calendar quarter. This cap on expenses will last until the earlier to occur of: (i) the date on which our revenue for the immediately preceding four consecutive fiscal quarters exceeded $80.0 million and (ii) November 19, 2019. The full amount of general and administrative expenses incurred will be reflected in our income statements, and to the extent such general and administrative expenses exceed the cap amount, the amount of such excess will be reflected in our financial statements as a capital contribution from Landmark rather than as a reduction of our general and administrative expenses, except for expenses that would otherwise be allocated to us, which are not included in our general and administrative expenses.

(3)	Coverage ratio is calculated as the distributable cash flow for the quarter divided by the distributions to the common and subordinated unitholders on the weighted average units outstanding.